UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2017 (the “Restatement Date”), Meridian Waste Solutions, Inc. (the “Company”) closed an Amended and Restated Credit and Guaranty Agreement (the “Credit Agreement”) by and among the Company, Meridian Waste Operations, Inc. (“Operations”), Here to Serve - Missouri Waste Division, LLC (“Missouri Waste”), Here to Serve - Georgia Waste Division, LLC (“Georgia Waste”), Meridian Land Company, LLC (“Meridian Land”), Christian Disposal, LLC (“Christian Disposal”), FWCD, LLC (“FWCD”), The CFS Group, LLC (“CFS”), The CFS Disposal & Recycling Services, LLC (“CFS Disposal”), RWG5, LLC (“RWG5”), Meridian Waste Missouri, LLC (“Meridian Missouri”), and Meridian Innovations, LLC (“Innovations” and together with Operations, Missouri Waste, Georgia Waste, Meridian Land, Christian Disposal, FWCD, CFS, CFS Disposal, RWG5, and Meridian Missouri, the “Companies”), and certain subsidiaries of the Company, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger. The Credit Agreement amended and restated the Credit and Guaranty Agreement entered into as of December 22, 2015 (the “Closing Date”) by and among the Company, certain of the Companies, and certain subsidiaries of the Company, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (as amended prior to the Restatement Date, the “Prior Credit Agreement”).

Pursuant to the Credit Agreement, the Lenders thereunder have agreed to extend certain credit facilities to the Companies, in an aggregate amount not to exceed $89,100,000, consisting of $65,500,000 aggregate principal amount of Tranche A Term Loans (the “Tranche A Term Loans”), $8,600,000 aggregate principal amount of Tranche B Term Loans (the “Tranche B Term Loans”), $10,000,000 aggregate principal amount of MDTL Term Loans (the “MDTL Term Loans”), and up to $5,000,000 aggregate principal amount of Revolving Commitments (the “Revolving Commitments”, the Revolving Commitments together with the Tranche A Term Loans, Tranche B Term Loans and the MDTL Term Loans, the “Loans”). The principal amount of the Tranche A Term Loans in the Credit Agreement is $25,500,000 greater than the principal amount provided in the Prior Credit Agreement; the Tranche B Term Loans were not contemplated in the Prior Credit Agreement; and the principal amount of the MDTL Term Loans and Revolving Credit Agreements in the Credit Agreement are the same as provided in the Prior Credit Agreement. The proceeds of the Tranche A Term Loans made on the Closing Date were used to pay a portion of the purchase price for the acquisitions made in connection with the closing of the Prior Credit Agreement, to refinance existing indebtedness, to fund consolidated capital expenditures, and for other purposes permitted under Section 2.5 of the Prior Credit Agreement. The proceeds of the Tranche A Term Loans and Tranche B Term Loans made on the Restatement Date shall be applied by Companies to (i) partially fund the Restatement Date Acquisition (as defined below), (ii) refinance existing indebtedness of the Companies, (iii) pay fees and expenses in connection with the transactions contemplated by the Credit Agreement, and (iv) for working capital and other general corporate purposes. The “Restatement Date Acquisition” means the acquisition of all membership interests of CFS, CFS Disposal and RWG5, as contemplated in the Purchase Agreement (defined below). The proceeds of the Revolving Loans will be used for working capital and general corporate purposes. The proceeds of the MDTL Term Loans may be used for Permitted Acquisitions (as defined in the Credit Agreement). The Loans are evidenced, respectively, by that certain Tranche A Term Loan Note, Tranche B Term Loan Note, MDTL Note and Revolving Loan Note, all issued on February 15, 2017 (collectively, the “Notes”). Payment obligations under the Loans are subject to certain prepayment premiums, in addition to acceleration upon the occurrence of events of default under the Credit Agreement.

The amounts borrowed pursuant to the Loans are secured by a first position security interest in substantially all of the Company’s and the Companies’ assets in favor of Agent, in accordance with that certain Amended and Restated Pledge and Security Agreement dated as of February 15, 2017 (the “Pledge and Security Agreement”).

On February 15, 2017, the Company consummated the closing of the Membership Interest Purchase Agreement (the “Purchase Agreement”) by and between the Company and Waste Services Industries, LLC ("Seller"), pursuant to which the Company purchased from Seller 100% of the membership interests of CFS, CFS Disposal and RWG5 in exchange for the following: (i) $40,000,000 in cash and assumption of certain capital leases, subject to a working capital adjustment in accordance with Section 2.6 of the Purchase Agreement and (ii) 500,000 shares of the Company’s common stock. The Purchase Agreement contains typical representations, warranties and covenants.

The above descriptions of the Credit Agreement, Notes, Pledge and Security Agreement and Purchase Agreement do not purport to be complete and are qualified in their entirety by the full text of the applicable document itself, each of which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

In connection with the closing of the Credit Agreement and the Purchase Agreement, the Company has paid fees in the aggregate amount of approximately $629,044.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Credit Agreement provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information described in Item 1.01 regarding the private placement of our common stock is incorporated by reference into this Item 3.02.

The securities underlying issued pursuant to the Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act as they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*
Amended and Restated Credit and Guaranty Agreement, dated as of February 15, 2017, among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Meridian Waste Operations, Inc., Meridian Land Company, LLC, Christian Disposal, LLC, FWCD, LLC, The CFS Group, LLC, The CFS Group Disposal and Recycling Services, LLC, RWG5, LLC, Meridian Waste Missouri, LLC, and Meridian Innovations, LLC, as Companies, Meridian Waste Solutions, Inc., as Holdings, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger

4.2*	Amended and Restated Tranche A Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $65,500,000, dated February 15, 2017
4.3*	Tranche B Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $8,600,000, dated February 15, 2017
4.4*	Amended and Restated MDTL Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $10,000,000, dated February 15, 2017
4.5*	Amended and Restated Revolving Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $5,000,000, dated February 15, 2017
4.6*	Amended and Restated Pledge and Security Agreement between the grantors party thereto and Goldman Sachs Specialty Lending Group, L.P., dated February 15, 2017
10.1*	Membership Interest Purchase Agreement made and entered into as of February 15, 2017, by and between Meridian Waste Solutions, Inc. and the Waste Services Industries, LLC

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: February 15, 2017	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer